Exhibit 10.28

SIDE LETTER AGREEMENT

Reference is hereby made to that certain Share Exchange Agreement, dated as of February [_], 2025 (the “Share Exchange Agreement”), by and between EMT Sub Co., Ltd., a corporation (jusik hoesa) duly organized and validly existing under the laws of the Republic of Korea with its registered address at Room A02, 2nd Floor, 39, Banpo-daero 22-gil, Seocho-gu, Seoul, Republic of Korea (“EMT Sub”), and [Korean Company], a corporation (jusik hoesa) duly organized and validly existing under the laws of the Republic of Korea with its registered address at [_] (the “Company”). This Side Letter Agreement, dated as of February [_], 2025 (this “Letter Agreement”), is by and among the Company, EMT Sub and the shareholder of the Company set forth on the signature page hereto (the “Shareholder”). This Letter Agreement is being delivered pursuant to Section [_] of the Share Exchange Agreement. Capitalized terms used but not defined herein have the meanings ascribed to them in the Share Exchange Agreement.

By executing this Letter Agreement, the Shareholder, the Company and EMT Sub agree as follows:

1. The Shareholder has either duly executed, and delivered to the Company and EMT Sub concurrently with the execution of this Letter Agreement a copy of the (i) Non-U.S. Person Status Certificate attached as Schedule A hereto or (ii) the U.S. Person Accredited Investor Status Certificate attached as Schedule B hereto; or

2. The Shareholder agrees that he, she or it will timely exercise his, her or its appraisal rights under applicable Korean law and acknowledges that he, she or it shall have no claim to any EM Shares under Section 1 of the Share Exchange Agreement and releases the Company and EMT Sub of any claims in connection with the Share Exchange (other than to consideration in connection with exercising appraisal rights).

In addition, by executing this Letter Agreement, the Shareholder represents, warrants and covenants to EM LLC, Welsbach Technology Metals Acquisition Corp., a Delaware corporation (“WTMA”), EMT Sub and the Company as follows:

(a) Acquisition Entirely for Own Account. The Letter Agreement is made with the Shareholder in reliance upon the Shareholder’s representation to EMT Sub and the Company, which by the Shareholder’s execution of this Certificate, the Shareholder hereby confirms, that the EM Shares to be acquired by the Shareholder will be acquired for investment for the Shareholder’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Shareholder has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Certification, the Shareholder further represents that the Shareholder does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the EM Shares. To the extent that the Shareholder is an entity, the Shareholder has not been formed for the specific purpose of acquiring the EM Shares.

(b) Disclosure of Information. The Shareholder is a sophisticated shareholder and has adequate information concerning the business and financial condition of EM LLC and WTMA to make an informed decision regarding the Letter Agreement and the Share Exchange and has independently and without reliance upon EM LLC, WTMA, EMT Sub or the Company and based on such information as such Shareholder has deemed appropriate, made its own analysis and decision to enter into the Letter Agreement and accept the EM Shares. The Shareholder has had an opportunity to discuss EM LLC’s and WTMA’s respective business, management, financial affairs and the terms and conditions of the offering of the EM Shares with EM LLC’s and WTMA’s management and has had an opportunity to review the Registration Statement on Form S-4 (Registration No. 333-283119), as amended (the “Form S-4”), filed by WTMA with the U.S. Securities and Exchange Commission (the “SEC”), relating to the proposed business combination, of which the transactions contemplated by the Share Exchange Agreement are a part (the “Business Combination”).

(c) Restricted Securities. The Shareholder understands that the EM Shares have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Shareholder’s representations as expressed herein. The Shareholder understands that the EM Shares are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Shareholder must hold the EM Shares indefinitely (or until exchanged for shares of common stock of Evolution Metals & Technologies Corp. pursuant to the Form S-4 in connection with the Business Combination) unless they are registered with the SEC and qualified by state authorities. The Shareholder acknowledges that none of EM LLC, WTMA, EMT Sub or the Company has any obligation to register or qualify the EM Shares for resale. The Purchaser acknowledges that the EM Shares are not publicly traded and the Shareholder understands that this offering is not intended to be a public offering, and that the Shareholder will not be able to rely on the protection of Section 11 of the Securities Act.

(d) No Public Market. The Shareholder understands that no public market now exists for the EM Shares, and that none of EM LLC, WTMA, EMT Sub or the Company has made any assurances that a public market will ever exist for the EM Shares.

(e) Legends. The Shareholder understands that the EM Shares may be notated with a legend substantially similar to the following or otherwise required by the securities laws of any state, to the extent such laws are applicable to the EM Shares represented by the certificate, instrument, or book entry so legended:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO EVOLUTION METALS LLC THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT.”

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(f) Foreign Investors. If the Shareholder is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), the Shareholder hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any acquisition of the EM Shares or any use of the Letter Agreement, including (i) the legal requirements within its jurisdiction for the acquisition of the EM Shares, (ii) any foreign exchange restrictions applicable to such acquisition, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the acquisition, holding, redemption, sale, or transfer of the EM Shares. The Shareholder’s acquisition and payment for and continued beneficial ownership of the EM Shares will not violate any applicable securities or other laws of the Shareholder’s jurisdiction.

(g) Sanctions. Neither the Shareholder, nor any of its officers, directors, employees, agents, stockholders or partners, is an entity 50% or more owned or, where relevant under applicable sanctions laws, controlled, individually or in the aggregate, by one or more parties designated on a sanctioned parties list administered by the United States, in each case only to the extent that dealings with such persons are prohibited pursuant to applicable laws and regulations pertaining to trade and economic sanctions administered by the United States.

(h) No General Solicitation. the Shareholder acknowledges that it has not acquired the EM Shares as a result of any “general solicitation” or “general advertising” (as those terms are used in Regulation D promulgated under the Securities Act), including any advertisements, articles, notices or other communications published on the internet or in any newspaper, magazine or similar media or broadcast over radio, television or the internet, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

(i) Exculpation Among Shareholders. The Shareholder acknowledges that it is not relying upon any person in making its investment or decision to invest in EM LLC or Evolution Metals & Technologies Corp.

(j) Residence. If the Shareholder is an individual, then the Shareholder resides in the jurisdiction identified in the address of the Shareholder set forth on the Shareholder’s signature page; if the Shareholder is a partnership, corporation, limited liability company or other entity, then the office or offices of the Shareholder in which it has its principal place of business is identified in the address or addresses of the Shareholder set forth on the Shareholder’s signature page.

(k) Investment Representations, Warranties and Covenants by Non-U.S. Persons. If the Shareholder is a Non-U.S. person (as defined below), the Shareholder acknowledges and agrees that the Shareholder has checked the appropriate box on the Shareholder’s signature page and has executed and delivered Schedule A hereto (Non-U.S. Person Status Certificate) and hereby is deemed to have made the representations, warranties and acknowledgments contained therein as if set forth herein in full.

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(l) Investment Representations, Warranties and Covenants by U.S. Persons. If the Shareholder is a U.S. person (as defined below), the Shareholder acknowledges and agrees that the Shareholder has checked the appropriate box on the Shareholder’s signature page and has executed and delivered Schedule B hereto (U.S. Person Accredited Investor Status Certificate) and hereby is deemed to have made the representations, warranties and acknowledgments contained therein as if set forth herein in full.

(m) As used herein, the term “United States” means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia, and the term “U.S. person” (as defined in Regulation S promulgated under the Securities Act) means:

(i) a natural person resident in the United States;

(ii) any partnership or corporation organized or incorporated under the laws of the United States;

(iii) any estate of which any executor or administrator is a U.S. person;

(iv) any trust of which any trustee is a U.S. person;

(v) any agency or branch of a foreign entity located in the United States;

(vi) any nondiscretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

(vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated and (if an individual) resident in the United States; and

(viii) a corporation or partnership organized or incorporated under the laws of any foreign jurisdiction and formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

(n) As used herein, the term “Non-U.S. person” means any person who is not a U.S. person or is deemed not to be a U.S. person under Rule 902(k)(2) under the Securities Act.

[REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

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U.S. Person Status

The Shareholder either [check appropriate box]:

☐	is a “U.S. person” (as defined herein); or
☐	is a “Non-U.S. person” (as defined herein).

SHAREHOLDER

[INSERT SHAREHOLDER’S NAME]

By:

Name:

Title:

Address:

Email:

EMT SUB

EMT Sub Co., Ltd.

Address: Room A02, 2nd Floor, 39, Banpo-daero 22-gil, Seocho-gu, Seoul, Korea

By:
Name: [Seok-Jin Moon] (Nationality: Australia)
Title: Executive Director

[Signature Page to Letter Agreement]

COMPANY

[●]

Address: [●]

By:
Name: [●]
Title: [●]

[Signature Page to Side Letter Agreement]

SCHEDULE A

NON-U.S. PERSON STATUS CERTIFICATE

In connection with the Shareholder’s acquisition of EM Shares, by executing this Non-U.S. Person Status Certificate, the Shareholder represents, warrants and covenants to and with EM LLC, WTMA, EMT Sub and the Company as follows (capitalized terms used herein and not otherwise defined shall have the meaning given in the Certification to which this Non-U.S. Person Status Certificate is attached):

(a)	The Letter Agreement is made by EMT Sub and the Company with the Shareholder, who is a Non-U.S. person, in reliance upon such Non-U.S. person’s representations, warranties and covenants made in the Certification to which this Non-U.S. Person Status Certificate is attached.

(b)	Such Non-U.S. person has been advised and acknowledges that:

(i)	the EM Shares have not been, and when issued, the EM Shares will not be registered under the Securities Act, the securities laws of any state of the United States or the securities laws of any other country;

(ii)	in issuing and selling the EM Shares to such Non-U.S. person pursuant hereto, EM LLC, and to the extent deemed an offeror thereof, each of WTMA, EMT Sub, the Company, and their respective affiliates, is relying upon the “safe harbor” provided by Regulation S and/or on Section 4(a)(2) under the Securities Act;

(iii)	it is a condition to the availability of the Regulation S “safe harbor” that the EM Shares not be offered or sold in the United States or to a U.S. person until the expiration of a six-month “distribution compliance period” following the closing of the Share Exchange; and

(iv)	notwithstanding the foregoing, prior to the expiration of the six-month “distribution compliance period” after the closing of the Share Exchange (the “Restricted Period”), the EM Shares may be offered and sold by the holder thereof only if such offer and sale is made in compliance with the terms of the Certification and either: (1) if the offer or sale is within the United States or to or for the account of a U.S. person (as such terms are defined in Regulation S), the securities are offered and sold pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act; or (2) the offer and sale is outside the United States and to other than a U.S. person.

(c)	As used herein, the term “United States” means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia, and the term “U.S. person” (as defined in Regulation S) means:

(i)	a natural person resident in the United States;

(ii)	any partnership or corporation organized or incorporated under the laws of the United States;

(iii)	any estate of which any executor or administrator is a U.S. person;

(iv)	any trust of which any trustee is a U.S. person;

(v)	any agency or branch of a foreign entity located in the United States;

(vi)	any nondiscretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

(vii)	any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated and (if an individual) resident in the United States; and

(viii)	a corporation or partnership organized or incorporated under the laws of any foreign jurisdiction and formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

(d)	As used herein, the term “Non-U.S. person” means any person who is not a U.S. person or is deemed not to be a U.S. person under Rule 902(k)(2) under the Securities Act.

(e)	Such Non-U.S. person agrees that with respect to the EM Shares, until the expiration of the Restricted Period:

(i)	such Non-U.S. person, its agents or its representatives have not and will not solicit offers to buy, offer for sale or sell any of the EM Shares, or any beneficial interest therein, in the United States or to or for the account of a U.S. person; and

(ii)	notwithstanding the foregoing, the EM Shares may be offered and sold by the holder thereof only if such offer and sale is made in compliance with the terms of the Certification and either: (1) if the offer or sale is within the United States or to or for the account of a U.S. person (as such terms are defined in Regulation S), the securities are offered and sold pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act; or (2) the offer and sale is outside the United States and to other than a U.S. person; and

(iii)	such Non-U.S. person shall not engage in hedging transactions with regard to the EM Shares unless in compliance with the Securities Act.

The foregoing restrictions are binding upon subsequent transferees of the EM Shares, except for transferees pursuant to an effective registration statement. Such Non-U.S. person agrees that after the Restricted Period, the EM Shares may be offered or sold within the United States or to or for the account of a U.S. person only pursuant to applicable securities laws.

(f)	Such Non-U.S. person has not engaged, nor is it aware that any party has engaged, and such Non-U.S. person will not engage or cause any third party to engage, in any directed selling efforts (as such term is defined in Regulation S) in the United States with respect to the EM Shares.

(g)	Such Non-U.S. person: (A) is domiciled and has its principal place of business outside the United States; (B) certifies it is not a U.S. person and is not acquiring the EM Shares for the account or benefit of any U.S. person; and (C) at the time of the Closing, the Non-U.S. person or persons acting on Non-U.S. person’s behalf in connection therewith will be located outside the United States.

(h)	At the time of offering to such Non-U.S. person and communication of such Non-U.S. person’s assent to the acquisition of the EM Shares and at the time of such Non-U.S. person’s execution of this Non-U.S. Person Status Certificate and the Certification to which this Non-U.S. Person Status Certificate is attached, the Non-U.S. person or persons acting on the Non-U.S. person’s behalf in connection therewith were located outside the United States.

(i)	Such Non-U.S. person is not a “distributor” (as defined in Regulation S) or a “dealer” (as defined in the Securities Act).

(j)	Such Non-U.S. person acknowledges that EM LLC shall make a notation in its books regarding the restrictions on transfer set forth in this Non-U.S. Person Status Certificate and the Certification to which this Non-U.S. Person Status Certificate is attached and shall transfer such EM Shares on the books of EM LLC only to the extent consistent therewith.

(k)	In particular, such Non-U.S. person acknowledges that EM LLC and its agents shall refuse to register any transfer of the EM Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from registration.

(l)	Such Non-U.S. person understands and agrees that the applicable certificate, book entry notation for such Non-U.S. person (or the applicable book entry) representing the EM Shares, or any other securities issued in respect of the EM Shares upon any securities split, dividend, recapitalization, merger, consolidation or similar event, shall bear the following legend, as applicable (in addition to any legend required by the Certificate or under applicable state securities laws):

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. THIS LEGEND MUST BE REMOVED AS A CONDITION PRECEDENT TO THE SALE, PLEDGE, HYPOTHECATION OR ANY OTHER TRANSFER OF ANY INTEREST IN ANY OF THE SECURITIES SUBJECT TO THIS LEGEND.”

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EM LLC, WTMA, EMT Sub and the Company shall be entitled to rely on delivery of a facsimile or PDF copy of this Non-U.S. Person Status Certificate.

DATED this________ day of ________________, 2025.

(Name of Shareholder - please print)

Authorized Signature:

By:

(Official Capacity or Title - please print)

(Please print name of individual whose signature appears above if different than the name of the Shareholder printed above.)

[Signature Page to Non-U.S. Person Status Certificate]

SCHEDULE B

U.S. PERSON ACCREDITED INVESTOR STATUS CERTIFICATE

In connection with the Shareholder’s acquisition of EM Shares, by executing this U.S. Person Accredited Investor Status Certificate, the Shareholder represents, warrants and covenants to and with EM LLC, WTMA, EMT Sub and the Company as follows (capitalized terms used herein and not otherwise defined shall have the meaning given in the Certification to which this U.S. Person Accredited Investor Status Certificate is attached):

(m)	the Shareholder understands that the EM Shares have not been and will not be, prior to distribution, registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any State of the United States and that the offer and sale of the EM Shares to it will be made in reliance upon an exemption from registration under Rule 506(b) under Regulation D promulgated under the Securities Act available to the Shareholder for offers and sales to “accredited investors” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act (“Accredited Investors”);

(n)	the Shareholder acknowledges that prior to the time of acquisition of any EM Shares it has been afforded the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of EM LLC concerning the terms and conditions of the offering of the EM Shares and to obtain such additional information which EM LLC possesses or can acquire without unreasonable effort or expense;

(o)	the Shareholder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the EM Shares and is able, without impairing its financial condition, to hold such EM Shares for an indefinite period of time and to bear the economic risks of, and withstand a complete loss of, such investment;

(p)	the Shareholder (and, if the Shareholder is acting on behalf of a beneficial acquirer, such beneficial acquirer) (i) is an Accredited Investor, (ii) is acquiring the EM Shares for its own account or for the account of one or more Accredited Investors with respect to which it exercises sole investment discretion, and in each case not with a view to any resale, distribution or other disposition of the EM Shares in violation of United States federal or state securities laws, and (iii) satisfies (and the beneficial acquirer, if any, satisfies) the requirements of the paragraphs below to which the Shareholder has affixed his or her initials

The line identified as “S” next to the corresponding paragraph applicable to the Shareholder must be initialed and, if there is a beneficial acquirer, the line identified as “BA” next to the corresponding paragraph describing the requirement satisfied by the beneficial acquirer must be initialed:

________________(S) ________________(BA)	1.	Any bank as defined in Section 3(a)(2) of the Securites Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended; any insurance company as defined in Section 2(a)(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of US$5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are “accredited investors” as defined in Rule 501(a) under the Securities Act; or

________________(S) ________________(BA)	2.	Any private business development company as defined in Section 202(a)(22) of the Investments Advisers Act of 1940; or

________________(S) ________________(BA)	3.	Any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation, or Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the EM Shares offered, with total assets in excess of US$5,000,000; or

________________(S) ________________(BA)	4.	A director, executive officer or general partner of EM LLC; or

________________(S) ________________(BA)	5.	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of this purchase exceeds US$1,000,000; provided, however, that (i) a person’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability; or

________________(S) ________________(BA)	6.

A natural person who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person's spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

________________(S) ________________(BA)	7.	Any trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the EM Shares, whose purchase is directed by a sophisticated person, being defined as a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment; or

________________(S) ________________(BA)	8.	An entity in which all of the equity owners are accredited investors (if this category is selected, the Shareholder must provide certification as to the category under which each equity owner qualifies as an Accredited Investor).

(q)	the Shareholder acknowledges that it has not acquired the EM Shares as a result of any “general solicitation” or “general advertising” (as those terms are used in Regulation D promulgated under the Securities Act), including any advertisements, articles, notices or other communications published on the internet or in any newspaper, magazine or similar media or broadcast over radio, television or the internet, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(r)	the Shareholder understands and acknowledges that the EM Shares are “restricted securities” within the meaning of Rule 144 under the Securities Act, and that if in the future it decides to offer, resell, pledge or otherwise transfer any of such EM Shares, such EM Shares may be offered, resold, pledged or otherwise transferred, directly or indirectly, only (a) to EM LLC; (b) pursuant to an effective registration statement under the Securities Act; (c) in accordance with Rule 144 under the Securities Act, if available, and, in each case, in compliance with any applicable securities laws of any state of the United States; or (d) pursuant to another exemption from the registration requirements under the Securities Act and any applicable securities laws of any state of the United States, after providing an opinion of counsel, of recognized standing, in form and substance reasonably satisfactory to EM LLC, to the effect that the proposed transfer may be effected without registration under the Securities Act;

(s)	the Shareholder understands and acknowledges that upon the original issuance of the EM Shares and until such time as the same is no longer required under applicable requirements of the Securities Act or applicable securities laws of any state of the United States, the applicable certificate, book entry notation for such Shareholder (or the applicable book entry) representing the EM Shares and all securities issued in exchange therefor or in substitution thereof, shall bear a legend to the following effect: (in addition to any legend required by the Certificate or under applicable state securities laws):

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “Securities Act”), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY ACQUIRING THESE securities, AGREES FOR THE BENEFIT OF EVOLUTION METALS LLC (THE “ISSUER”), THAT THESE securities MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, directly or indirectly ONLY (A) TO THE ISSUER, (B) IF THE SECURITIES HAVE BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT IN ACCORDANCE WITH RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND, IN EACH CASE, THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE ISSUER AN OPINION OF COUNSEL OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE Issuer TO SUCH EFFECT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES ARE PROHIBITED EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT.”

If any of the EM Shares are being sold pursuant to clause (C) in the legend above, the legend may be removed by delivery to EM LLC, of an opinion of counsel of recognized standing in form and substance satisfactory to EM LLC, to the effect that the legend is no longer required under applicable requirements of the Securities Act;

(t)	the Shareholder consents to EM LLC making a notation on its records or giving instructions to any transfer agent of the EM Shares in order to implement the restrictions on transfer set forth and described herein;

(u)	the Shareholder understands and acknowledges that EM LLC is not obligated to file and has no present intention of filing with the SEC or with any state securities commission any registration statement in respect of resales of the EM Shares in the United States;

(v)	if required by applicable securities legislation, regulatory policy or order or by any securities commission, stock exchange or other regulatory authority, the Shareholder will execute, deliver and file and otherwise assist EM LLC in filing reports, questionnaires, undertakings and other documents with respect to the issue of the EM Shares;

(w)	the Shareholder acknowledges that it is encouraged to obtain independent legal, income tax and investment advice with respect to its acquisition of the EM Shares and, accordingly, has had an opportunity to acquire an understanding of the meanings of all terms contained herein relevant to the Shareholder for the purpose of giving the representations, warranties and covenants contained herein;

(x)	the Shareholder has been independently advised as to the applicable hold period and restrictions with respect to trading imposed in respect of the EM Shares by securities legislation in the jurisdiction in which it resides, and confirms that no representation has been made respecting the applicable hold periods for such EM Shares and is aware of the risks and other characteristics of the EM Shares and of the fact that the Shareholder may not be able to resell any of the EM Shares except in accordance with applicable securities legislation and regulatory policy; and

(y)	the Shareholder understands and acknowledges that it is making the representations and warranties and agreements contained herein with the intent that the they may be relied upon by EM LLC, WTMA, EMT Sub and the Company, in determining its eligibility or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to acquire the EM Shares.

The Shareholder undertakes to notify EM LLC, WTMA, EMT Sub and the Company immediately at the principal offices of EM LLC of any change in any representation, warranty or other information relating to the Shareholder set forth herein which takes place prior to the closing of the Share Exchange.

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EM LLC, WTMA, EMT Sub and the Company shall be entitled to rely on delivery of a facsimile or PDF copy of this U.S. Person Accredited Investor Status Certificate.

DATED this________ day of ________________, 2025.

(Name of Shareholder - please print)

Authorized Signature:

By:

(Official Capacity or Title - please print)

(Please print name of individual whose signature appears above if different than the name of the Shareholder printed above.)